EX-99.o.1

BENNETT GROUP OF FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group of Funds, hereby constitute and appoint Dawn J. Bennett and Stuart W. Rogers, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/ David G. Chrencik David G. Chrencik

BENNETT GROUP OF FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group of Funds, hereby constitute and appoint Dawn J. Bennett and Stuart W. Rogers, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/ Stephen Bosworth Stephen Basworth

BENNETT GROUP OF FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group of Funds, hereby constitute and appoint Dawn J. Bennett and Stuart W. Rogers, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/ Ronald E. Toupin, Jr. Ronald E. Toupin, Jr.

BENNETT GROUP OF FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group of Funds, hereby constitute and appoint Stuart W. Rogers, my true and lawful attorney-in-fact, with full power of substitution, and with full power, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the U.S. Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/ Dawn J. Bennett Dawn J. Bennett

BENNETT GROUP MASTER FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group Master Funds, hereby constitute and appoint Dawn J. Bennett and Stuart W. Rogers, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/ David G. Chrencik David G. Chrencik

BENNETT GROUP MASTER FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group Master Funds, hereby constitute and appoint Dawn J. Bennett and Stuart W. Rogers, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/ Stephen Bosworth Stephen Bosworth

1

BENNETT GROUP MASTER FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group Master Funds, hereby constitute and appoint Dawn J. Bennett and Stuart W. Rogers, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/Ronald E. Toupin, Jr. Ronald E. Toupin, Jr.

BENNETT GROUP MASTER FUNDS

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Bennett Group Master Funds, hereby constitute and appoint Stuart W. Rogers, my true and lawful attorney-in-fact, with full power of substitution, and with full power, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust, including Form N-1A and Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the U.S. Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 17th day of February, 2011.

/s/ Dawn J. Bennett Dawn J. Bennett